UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 20, 2023

FERGUSON PLC
(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, Ferguson plc (the “Company”) has determined it will no longer qualify as a foreign private issuer, effective as of August 1, 2023, and will be considered a U.S. domestic issuer. The Company expects to hold its 2023 Annual General Meeting (the “Annual General Meeting”) in November 2023. The Annual General Meeting will be held at a date, time and location to be specified in the Company’s proxy statement related to the Annual General Meeting for which the Company will utilize and rely on the notice-and-access method of delivering meeting materials, soliciting proxies and receiving voting instructions from shareholders adopted by the Securities and Exchange Commission (“SEC”). Because this will be the Company’s first annual general meeting as a U.S. domestic issuer, the Company is providing the following due dates for the submission of qualified shareholder proposals or qualified shareholder nominations in this Current Report on Form 8-K.
Shareholder Proposals Under Rule 14a-8
The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy materials for the Annual General Meeting pursuant to Rule 14a-8 (the “Rule”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is June 29, 2023. For a shareholder proposal to be considered in accordance with the Rule, it must be received by the Secretary of the Company at the Company’s principal executive offices at 1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom RG41 5TS, no later than 5:00 p.m. (U.K. time) on that date, and comply with all other procedures and requirements set forth in the Rule.
Other Shareholder Proposals or Nominations
In accordance with the advance notice requirements contained in the Articles of Association of the Company (the “Articles”), for director nominations or other business to be brought before the Annual General Meeting by a shareholder, other than Rule 14a-8 proposals described above, written notice to the Secretary of the Company must be delivered to, or be mailed and received at, the principal executive offices of the Company between the close of business on July 3, 2023 and the close of business on August 2, 2023. These shareholder notices also must comply with the additional requirements set forth in the Articles and will not be effective otherwise.
In addition to satisfying the requirements under the Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 2, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson plc (Registrant)
Date:	April 20, 2023	By:	/s/ Katherine McCormick
		Name:	Katherine McCormick
		Title:	Company Secretary